Net income / (loss) per share	12 Months Ended
Dec. 31, 2021
Net income / (loss) per share [Abstract]
Net income / (loss) per share
22. Net income / (loss) per share

Net income (loss) per share is computed by dividing net income by the weighted-average number of shares of common stock outstanding during the year.

The following table sets forth the computation of the basic and diluted net income / (loss) per share for the years ended December 31, 2021 and 2020:

	Years Ended December 31,
	2021	2020
Numerator:
Net loss	$(20,523,342)	$(3,121,042)
Denominator:
Basic weighted average number of shares	45,814,868	20,518,894
Diluted weighted average number of shares	45,814,868	20,518,894
Net loss per share:
Basic	$(0.45)	(0.15)
Diluted	$(0.45)	(0.15)

Basic net income / (loss) per share is computed by dividing net income / (loss) for the periods presented by the weighted-average number of common shares outstanding during these periods.

Diluted net income /(loss) per share is computed by dividing the net income / (loss), by the weighted average number of common shares outstanding for the periods, adjusted for the dilutive effect of shares of common stock equivalents resulting from the assumed exercise of the Public Warrants, Private Placements Warrants, Working Capital Warrants, Stock Options and Restricted Stock Units. The treasury stock method was used to calculate the potential dilutive effect of these common stock equivalents.

As the Company incurred losses for the years ended December 31, 2021 and 2020, the effect of including any potential common shares in the denominator of diluted per-share computations would have been anti-dilutive; therefore, basic and diluted losses per share are the same.